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                                                                    EXHIBIT 99.5

                         BRUSH ENGINEERED MATERIALS INC.

                         POLICY STATEMENT ON SIGNIFICANT

                           CORPORATE GOVERNANCE ISSUES
           (as amended by the Board of Directors on February 3, 2004)



ROLE OF THE BOARD

The primary mission of the Board of Directors of Brush Engineered Materials Inc. is to advance the interests of the Company's shareholders by creating a valuable long-term business. The Board believes that this mission is best served by establishing a corporate culture of accountability, responsibility and ethical behavior through the careful selection and evaluation of senior management and members of the Board and by carrying out the Board's responsibilities with honesty and integrity.

In discharging their obligations, Directors should be entitled to rely on the honesty and integrity of the Company's Senior Executives and its outside advisors and auditors. Board members are expected to rigorously prepare for, attend, and participate in all Board meetings and meetings of Board committees on which they serve and to devote the time necessary to appropriately discharge their responsibilities. Each Board member is expected to ensure that other commitments do not materially interfere with the member's service as a Director.

SELECTION OF CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Currently, the Chairman is the Chief Executive Officer. The Board has no policy with respect to the separation of these offices. The Board believes that this issue is part of the succession planning process and that it is in the best interests of the Company for the Board to consider it each time that it elects the Chief Executive Officer. The Board recognizes that there may be circumstances in the future that would lead it to separate these offices, but the Board believes that there is no reason to do so at this time.

COMMITTEES

The Board now has the following Committees: (a) Audit, (b) Executive, (c) Governance, (d) Organization and Compensation, and (e) Retirement Plan Review. The Board has the flexibility to form new Committees and, to the extent allowed under applicable New York Stock Exchange listing requirements and applicable laws, rules and regulations, to disband any current Committee.

Consistent with the New York Stock Exchange listing requirements, the Board will have at all times an Audit Committee, an Organization and Compensation Committee, and a Governance Committee, and all of the members of those committees will be
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"independent" under the criteria established by the New York Stock Exchange and under other applicable laws, rules and regulations.

Committees shall receive authority exclusively through delegation from the Board through their charters, Board resolutions, or as provided by these guidelines. All committee actions must be ratified by the Board before becoming effective, unless taken pursuant to an express delegation of authority. In addition to the authority granted hereunder or under each committee's charter, the Board and each committee have the power to hire independent legal, financial or other advisors as they may deem necessary without consulting or obtaining the approval of Senior Management.

Consistent with the applicable New York Stock Exchange listing requirements, each of the Audit Committee, the Organization and Compensation Committee and the Governance Committee will have a written charter approved by the Board. The charters will set forth the purposes and responsibilities of the committees as well as qualifications for committee membership, procedures for appointment and removal, structure and operations, and reporting to the Board. Such charters will also provide that each committee will annually evaluate its performance. Consistent with the New York Stock Exchange listing requirements, charters will be included on the Company's website and copies of such charters will be made available upon request to the Company's Secretary.

ASSIGNMENT AND ROTATION OF COMMITTEE MEMBERS

The Board designates the members of the Committees based on recommendations of the Governance Committee, taking into account the needs of the Company, the desires of individual Board members and the suggestions of the Chairman of the Board. It is the sense of the Board that consideration should be given to rotating Committee members periodically at about a three to five year interval, but the Board does not feel that such a rotation should be mandated since there may be reasons at a given point in time to maintain an individual Director's Committee membership for a longer period or to shorten the period. Committee chairs shall be selected by the respective committee members, except with respect to the Audit Committee Chair who will be selected by the Board.

FREQUENCY AND LENGTH OF COMMITTEE MEETINGS

The Chair of each Committee, in consultation with its members, determines the frequency and length of the meetings of the Committee.

COMMITTEE AGENDAS

The Chair of each Committee, in consultation with the appropriate Officers, will develop the Committee's agenda.

At the beginning of the year, each Committee will establish a schedule of agenda subjects to be discussed during that year. The schedule for each Committee will be


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furnished to all Directors. The schedule for any Committee and the items listed on it may thereafter be changed at any time by the Chair of such Committee.

SELECTION OF AGENDA ITEMS FOR BOARD MEETINGS

The Chairman will establish the agenda for each Board meeting.

At the beginning of the year, the Chairman will establish a schedule of agenda subjects to be discussed during that year. This schedule and the items listed on it may thereafter be changed at any time by the Chairman.

Each Board member is encouraged to suggest the inclusion of items on the agenda. Each Board member is free to raise at any Board meeting any subjects that are not on the agenda for that meeting.

At least one Board meeting each year will be a Board "retreat" during which the Board will review long-term strategic plans and the principal issues that the Company will face in the future.

BOARD AND COMMITTEE MATERIALS

It is the sense of the Board that information and data that are important to the Board's understanding of the Company's business and finances (and of any matters to be presented to the Board for decision) be distributed in writing to the Board before the Board meets whenever it is practicable to do so. A comparable procedure should be followed by each Committee as to matters falling within its charter.

ATTENDANCE

Board members are expected to attend all meetings including the Company's annual meeting of shareholders.

REGULAR ATTENDANCE OF NON-DIRECTORS AT BOARD MEETINGS

The Chairman may invite Senior Officers to attend Board meetings, either on a regular or an ad hoc basis.

MEETINGS OF INDEPENDENT DIRECTORS

The independent Directors of the Board will meet during each regularly scheduled Board meeting without management present. The lead independent Director shall be the Chairman of the Organization and Compensation Committee. Meetings of the independent Directors should generally coincide with regularly scheduled Board meetings; however, the lead independent Director or a majority of the independent Directors, may call a meeting of the independent Directors at any time. The lead independent Director shall supervise the conduct of the meetings of independent Directors, shall communicate the results of the meetings to the Chief Executive Officer, as appropriate, and shall have other responsibilities which the independent Directors


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may designate from time to time. Consistent with the New York Stock Exchange listing requirements, the Company shall identify the lead independent Director in the proxy statement for the Company's annual meeting of shareholders.

BOARD ACCESS TO SENIOR MANAGEMENT AND OUTSIDE COUNSEL

Board members have complete access to the Company's Senior Management and independent advisors, including outside counsel and independent accountants.

Board members will use judgment to be sure that this access is not unnecessarily distracting to the operations of the Company and that it is used in a reasonable fashion and in the best interests of the Company. Except in unusual circumstances, a copy of any written communication from a Board member to a member of Senior Management or to outside counsel will be furnished to the Chairman.

The Board encourages Senior Management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas, and/or (b) represent managers with future potential that Senior Management believes should be given exposure to the Board.

The Board has complete access to independent advisors of its choice with respect to any issue relating to its activities. The Board recognizes that circumstances may arise where it would be appropriate for the independent Directors or a Board Committee to have separate independent advisors.

BOARD COMPENSATION REVIEW

Senior Management should report once a year to the Governance Committee on the status of the Company's Board compensation in relation to other reasonably comparable U.S. companies.

Changes in Board compensation, if any, should come normally at the suggestion of the Governance Committee, subject to full discussion and concurrence by the Board.

In order further to align the interests of the Directors and the shareholders, it is the policy of the Board that a significant portion of Director compensation should be in the form of stock or stock options.

SIZE OF THE BOARD

The Board presently has 10 members. It is the sense of the Board that a size of 9 to 12 is about right. However, the Board may consider altering its size, in appropriate circumstances, such as the availability of outstanding candidates. In certain circumstances, increasing the Board beyond 12 may require shareholder approval.


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MIX OF INSIDE AND INDEPENDENT DIRECTORS

In accordance with the New York Stock Exchange listing requirements, there must be a majority of independent Directors on the Company's Board. The Board would consider having one member of Senior Management, in addition to the Chairman, as Directors.

But the Board believes that the Chairman should encourage members of Senior Management to understand that Board membership is not necessary or a prerequisite to any higher Management position in the Company.

On significant matters of corporate governance (including control contests), decisions will normally be made by the independent Directors in consultation with the Chairman.

FORMER CHIEF EXECUTIVE OFFICER'S BOARD MEMBERSHIP

The Board believes that this is a matter to be decided in each individual instance. It is assumed that when the Chief Executive Officer resigns or retires from that position, that person should offer to resign from the Board at the same time. Whether the individual continues to serve on the Board is a matter for discussion at that time with the new Chief Executive Officer and the Board.

A former Chief Executive Officer serving on the Board will not be considered an independent Director.

BOARD MEMBERSHIP CRITERIA

The Governance Committee is responsible for reviewing with the Board on an annual basis the appropriate skills, experience and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, integrity, age and skills (such as understanding of production, marketing, finance, regulation and public policy, international background, etc.) -- all in the context of an assessment of the perceived needs of the Board at that point in time.

DIRECTOR ORIENTATION AND CONTINUING EDUCATION

The Company will establish an orientation program for new Directors that includes presentations by Senior Management. All Directors will also be invited to participate in the orientation program. Periodically, the Company will provide opportunities for Directors to visit the Company's significant facilities in order to provide greater understanding of the Company's business and operations.

SERVICE ON OTHER BOARDS

Directors should advise the Chief Executive Officer and the Chair of the Governance Committee in advance of accepting an invitation to serve on the board of Directors of another corporate entity. Additionally, the Chief Executive Officer must advise the Board in advance before accepting outside board memberships, including corporate and charitable boards.


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EXTENDING THE INVITATION TO A NEW POTENTIAL DIRECTOR TO JOIN THE BOARD

The Governance Committee will recommend candidates for election to the Board in accordance with the policies and principles in its charter and the criteria described herein. The invitation to join the Board should be extended by the Board jointly through the Chief Executive Officer and the Chair of the Governance Committee. The Governance Committee will review the nomination of incumbent Directors for re-election to the Board upon expiration of such Director's term.

ASSESSING THE BOARD'S PERFORMANCE

The Governance Committee is responsible to report annually to the Board its assessment of the Board's performance. If the Governance Committee so desires, it may be assisted by independent advisors in making its assessment of the Board's performance. The Committee's report should be discussed by the full Board, ordinarily following the end of each fiscal year and at the same time as the report on Board membership criteria.

This assessment should be of the Board's contribution as a whole and specifically review areas in which the Board and/or Senior Management believes a stronger contribution could be made. Its purpose is to increase the overall effectiveness of the Board.

DIRECTORS WHO CHANGE THEIR JOB RESPONSIBILITY

A Director who retires or has substantial changes from the position they held when last elected to the Board shall tender his resignation to the Board of Directors. There should, however, be an opportunity for the Board, via the Governance Committee, to review the continued appropriateness of Board membership under these circumstances.

TERM LIMITS

The Board does not believe that it or the shareholders should establish term limits. While term limits could help insure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of Directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

As an alternative to term limits, the Governance Committee, in consultation with the Chairman, will review each Director's continuation on the Board at least every three years. This will also allow each Director the opportunity to conveniently confirm his/her desire to continue as a member of the Board.


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RETIREMENT POLICY

The Board does not believe that age alone should determine whether an individual should serve as a Director and therefor does not believe that a mandatory retirement age for Directors is appropriate.

FORMAL EVALUATION OF THE CHIEF EXECUTIVE OFFICER

The independent Directors should make this evaluation annually, and it should be communicated to the Chief Executive Officer by the Chair of the Organization and Compensation Committee.

The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives and development of Management.

The evaluation will be used by the Organization and Compensation Committee in the course of its deliberations when considering and establishing the compensation of the Chief Executive Officer.

TRANSACTIONS WITH DIRECTORS OR THEIR AFFILIATES

Except for employment arrangements with the Chief Executive Officer, the Company does not engage in transactions with Directors or their affiliates if a transaction would cast into doubt the independence of a Director, present the appearance of a conflict of interest, or is otherwise prohibited by law, rule or regulation. This includes, directly or indirectly, any extension, maintenance or renewal of an extension of credit to any Director or member of management of the Company. This prohibition also includes significant business dealings with Directors or their affiliates, substantial charitable contributions to organizations in which a Director is affiliated, and consulting contracts with, or other indirect forms of compensation to, a Director. Any waiver of this policy may be made only by the Board and must be promptly disclosed to the Company's shareholders.

SUCCESSION PLANNING

The Organization and Compensation Committee should, at least annually, make a report to the Board on succession planning. The Company's succession plan will include appropriate contingencies in case the Chief Executive Officer retires or is incapacitated. The Board, with the assistance of the Organization and Compensation Committee, will evaluate potential successors to the Chief Executive Officer. The Chief Executive Officer should at all times make available recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.


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MANAGEMENT DEVELOPMENT

There should be an annual report to the Board by the Chairman on the Company's program for Management development.

This report should be given to the Board at the same time as the succession planning report prepared by the Organization and Compensation Committee.

SUNDRY

This Policy Statement is not intended to, and does not, either enlarge or diminish the responsibilities of the Directors under applicable laws, rules or regulations. Subject to applicable laws, rules and regulations, the Board may amend it or repeal it at any time and for any reason.

Consistent with the New York Stock Exchange listing requirements, these guidelines will be included on the Company's website and copies will be made available upon written request sent to the Company's Secretary. The Company's annual report to shareholders will also state that the Policy Statement is available on the Company's website and that copies will be made available upon written request sent to the Company's Secretary.


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